Exhibit 10.1

EIGHTH AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

AND CONSENT OF GUARANTORS

This EIGHTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT AND CONSENT OF GUARANTORS (this “Amendment”) is dated as of October 21, 2008, and entered into by and among FLEETWOOD ENTERPRISES, INC. (“Fleetwood”), FLEETWOOD HOLDINGS INC. (“Holdings”) and its Subsidiaries listed on the signature pages hereof (collectively, “Borrowers”), the banks and other financial institutions signatory hereto that are parties as Lenders to the Credit Agreement referred to below (the “Majority Lenders”), and BANK OF AMERICA, N.A., as administrative agent and collateral agent (in such capacity, the “Agent”) for the Lenders.

Recitals

Whereas, Fleetwood, the Borrowers, the Lenders, and the Agent have entered into that certain Third Amended and Restated Credit Agreement dated as of January 5, 2007, as amended by that certain First Amendment to Third Amended and Restated Credit Agreement and Consent of Guarantors dated as of May 25, 2007, that certain Second Amendment to Third Amended and Restated Credit Agreement and Consent of Guarantors dated as of October 18, 2007, that certain Third Amendment to Third Amended and Restated Credit Agreement and Consent of Guarantors dated as of January 16, 2008, that certain Fourth Amendment to Third Amended and Restated Credit Agreement and Consent of Guarantors dated as of March 5, 2008, that certain Fifth Amendment to Third Amended and Restated Credit Agreement and Consent of Guarantors dated as of April 9, 2008, that certain Sixth Amendment to Third Amended and Restated Credit Agreement and Consent of Guarantors dated as of April 24, 2008, and that certain Seventh Amendment to Third Amended and Restated Credit Agreement and Consent of Guarantors dated as of August 6, 2008 (as amended, amended and restated, extended, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Any terms defined in the Credit Agreement and not defined in this Amendment are used herein as defined in the Credit Agreement;

Whereas, the Borrowers have requested the amendments to the Credit Agreement as further set forth herein; and

Whereas, the Majority Lenders and the Agent are willing to agree to the amendments requested by the Borrowers, on the terms and conditions set forth in this Amendment;

Now Therefore, in consideration of the premises and the mutual agreements set forth herein, Fleetwood, the Borrowers, the Majority Lenders and the Agent agree as follows:

1.     AMENDMENTS TO CREDIT AGREEMENT.  Subject to the conditions and upon the terms set forth in this Amendment and in reliance on the representations and warranties of Fleetwood and the Borrowers set forth in this Amendment, the Credit Agreement is hereby amended as follows:

1.1   Amendments to Annex A to Credit Agreement (Definitions).  The definitions of “Minimum Liquidity Event” in Annex A of the Credit Agreement are amended to read as follows:

“Minimum Liquidity Event” means, (1) as of any calculation date, either (a) Fleetwood, on a consolidated basis, has Fleetwood Liquidity of $50,000,000 or less for the calendar month immediately preceding such calculation date or (b) other than as to any date of calculation from September 21, 2008 through October 31, 2008, inclusive, for the calendar month immediately preceding such calculation date, the average daily Availability during such calendar month was $20,000,000 or less or (2) on any date from and after the Closing Date, Fleetwood, on a consolidated basis, had Fleetwood Liquidity of $25,000,000 or less

2.     ACKNOWLEDGEMENTS AND AGREEMENTS.  For the avoidance of doubt, the Loan Parties, the Agent and the Majority Lenders acknowledge and agree that, (a) upon satisfaction of the condition precedent set forth in Section 5.3 below and as of the Effective Time,  the Term Loans shall have been prepaid in full and no portion of any Lender’s Term Loan shall be outstanding, (b) Section 11.1(a)(ii) of the Credit Agreement provides that no waiver, amendment, or consent under the Credit Agreement shall release any Term Loan Collateral other than as permitted by Section 2.8, Section 2.9, Section 7.9 or Section 12.11 (provided that the Term Loan Collateral may be released with the consent of the Term Lenders) unless in writing and signed by all the Term Lenders, the Majority Revolving Lenders, Fleetwood and the Borrowers and acknowledged by the Agent, (c) after the Effective time, in accordance with the definition of “Term Lenders,” there shall no longer be any Term Lenders for any purpose under the Credit Agreement, (d) accordingly, under Section 11.1(a)(ii) of the Credit Agreement, the Majority Revolving Lenders shall have the authority to consent to the release of any Term Loan Collateral (which such release must be countersigned by Fleetwood, the Borrowers and acknowledged by the Agent) and (e) in light of the foregoing, such Real Estate as constituted Term Loan Collateral immediately prior to the Effective Time shall continue to constitute Term Loan Collateral immediately after the Effective Time, subject to Agent’s Liens, for all purposes under the Credit Agreement until such time, if any, as the Majority Revolving Lenders agree (with Fleetwood and the Borrower and the Agent) that any one or more items of such Term Loan Collateral shall be released.

3.     WAIVERS.  Notwithstanding the provisions of Section 3.4(a) if the Credit Agreement, the Majority Lenders agree that Borrowers may prepay the principal of the Term Loan in whole on the Effective Date, without any requirement of advance notice thereof, but otherwise in accordance with Section 3.4(a) and without prejudice to any requirement to pay any accrued interest to such date of prepayment, any fees, any penalties or any other amounts due and payable in connection with such prepayment, including, without limitation, to the extent required by Section 4.4 of the Credit Agreement.

4.     REPRESENTATIONS AND WARRANTIES OF FLEETWOOD AND THE BORROWERS.  In order to induce the Majority Lenders and the Agent to enter into this Amendment, each of Fleetwood and each Borrower represents and warrants to each Majority Lender and the Agent that the following statements are true, correct and complete:

4.1   Power and Authority.  Each of the Loan Parties has all corporate power and authority to enter into this Amendment and, as applicable, the Consent of Guarantors attached hereto (the “Consent”), and to carry out the transactions contemplated by, and to perform its obligations under or in respect of, the Credit Agreement.

4.2   Corporate Action.  The execution and delivery of this Amendment and the Consent and the performance of the obligations of each Loan Party under or in respect of the Credit Agreement as amended hereby have been duly authorized by all necessary corporate action on the part of each of the Loan Parties.

4.3   No Conflict or Violation or Required Consent or Approval.  The execution and delivery of this Amendment and the Consent, the performance of the obligations of each Loan Party under or in respect of the Credit Agreement as amended hereby and the transactions contemplated hereby (including, without limitation, with respect to the prepayment of the Term Loans as set forth in Section 5.3 below) do not and will not conflict with or violate (a) any provision of the governing documents of any Loan Party or any of its Subsidiaries, (b) any Requirement of Law, (c) any order, judgment or decree of any court or other governmental agency binding on any Loan Party or any of its Subsidiaries, or (d) any indenture, agreement or instrument to which any Loan Party or any of its Subsidiaries is a party or by which any Loan Party or any of its Subsidiaries, or any property of any of them, is bound, and do not and will not require any consent or approval of any Person.

4.4   Execution, Delivery and Enforceability.  This Amendment and the Consent have been duly executed and delivered by each Loan Party which is a party thereto and are the legal, valid and binding obligations of such Loan Party, enforceable in accordance with their terms, except as enforceability may be affected by applicable bankruptcy, insolvency, and similar proceedings affecting the rights of creditors generally, and general principles of equity.  The Agent’s Liens in the Collateral continue to be valid, binding and enforceable first priority Liens (except for Permitted Liens) which secure the Obligations.

4.5   No Default or Event of Default.  No event has occurred and is continuing or will result from the execution and delivery of this Amendment or the Consent that would constitute a Default or an Event of Default.

4.6   Representations and Warranties.  Each of the representations and warranties contained in the Loan Documents is and will be true and correct in all material respects on and as of the date hereof and as of the effective date of this Amendment, except to the extent that such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects as of such earlier date.

5.     CONDITIONS TO EFFECTIVENESS OF THIS AMENDMENT.  This Amendment, and the consents and approvals contained herein, shall be effective only if and when signed by, and when counterparts hereof shall have been delivered to the Agent (by hand delivery, mail or telecopy) by, Fleetwood, the Borrowers and each Majority Lender and only if and when each of the following conditions is satisfied:

5.1   Consent of Guarantors.  Each of the Guarantors shall have executed and delivered to the Agent the Consent.

5.2   No Default or Event of Default; Accuracy of Representations and Warranties.  No Default or Event of Default shall exist and each of the representations and warranties made by the Loan Parties herein and in or pursuant to the Loan Documents shall be true and correct in all material respects as if made on and as of the date on which this Amendment becomes effective (except that any such representation or warranty that is expressly stated as being made only as of a specified earlier date shall be true and correct as of such earlier date).

5.3   . Prepayment of Term Loan.  The Borrowers shall have prepaid the Term Loan in whole in accordance with Section 3.4(a) of the Credit Agreement (subject to the waiver provisions set forth above), together with all accrued but unpaid interest on the Term Loan to the date of such prepayment.

6.     EFFECTIVE TIME.  This Amendment shall become effective (the “Effective Time”) on the date and time of the satisfaction of the conditions set forth in Section 5.

7.     EFFECT OF AMENDMENT; RATIFICATION.  This Amendment is a Loan Document.  From and after the date on which this Amendment becomes effective, all references in the Loan Documents to the Credit Agreement shall mean the Credit Agreement as amended hereby.  Except as expressly amended hereby or waived herein, the Credit Agreement and the other Loan Documents, including the Liens granted thereunder, shall remain in full force and effect, and all terms and provisions thereof are hereby ratified and confirmed.

8.     Each of Fleetwood and the Borrowers confirms that as amended hereby, each of the Loan Documents is in full force and effect, and that none of the Credit Parties has any defenses, setoffs or counterclaims to its Obligations.

9.     APPLICABLE LAW.  THE VALIDITY, INTERPRETATIONS AND ENFORCEMENT OF THIS AMENDMENT AND ANY DISPUTE ARISING OUT OF OR IN CONNECTION WITH THIS AMENDMENT, WHETHER SOUNDING IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE GOVERNED BY THE INTERNAL LAWS AND DECISIONS OF THE STATE OF CALIFORNIA; PROVIDED THAT THE AGENT AND THE LENDERS SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

10.   NO WAIVER.  The execution, delivery and effectiveness of this Amendment does not constitute a waiver of any Default or Event of Default, amend or modify any provision of any Loan Document except as expressly set forth herein or constitute a course of dealing or any other basis for altering the Obligations of any Loan Party.

11.   COMPLETE AGREEMENT.  This Amendment sets forth the complete agreement of the parties in respect of any amendment to any of the provisions of any Loan Document or any waiver thereof.  The execution, delivery and effectiveness of this Amendment do not constitute a waiver of any Default or Event of Default, amend or modify any provision of any Loan Document except as expressly set forth herein or constitute a course of dealing or any other basis for altering the Obligations of any Loan Party.

12.   CAPTIONS; COUNTERPARTS.  The catchlines and captions herein are intended solely for convenience of reference and shall not be used to interpret or construe the provisions hereof.  This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by telecopy), all of which taken together shall constitute but one and the same instrument.

[signatures follow; remainder of page intentionally left blank]

IN WITNESS WHEREOF, each of the undersigned has duly executed this Amendment as of the date set forth above.

BORROWERS	FLEETWOOD HOLDINGS INC.

FLEETWOOD HOMES OF ARIZONA, INC.

FLEETWOOD HOMES OF CALIFORNIA, INC.

FLEETWOOD HOMES OF FLORIDA, INC.

FLEETWOOD HOMES OF GEORGIA, INC.

FLEETWOOD HOMES OF IDAHO, INC.

FLEETWOOD HOMES OF INDIANA, INC.

FLEETWOOD HOMES OF KENTUCKY, INC.

FLEETWOOD HOMES OF NORTH CAROLINA, INC.

FLEETWOOD HOMES OF OREGON, INC.

FLEETWOOD HOMES OF PENNSYLVANIA, INC.

FLEETWOOD HOMES OF TENNESSEE, INC.

FLEETWOOD HOMES OF TEXAS, L.P.
	By:	FLEETWOOD GENERAL PARTNER
OF TEXAS, INC., its General Partner

FLEETWOOD HOMES OF VIRGINIA, INC.

FLEETWOOD HOMES OF WASHINGTON, INC.

FLEETWOOD MOTOR HOMES OF CALIFORNIA, INC.

FLEETWOOD MOTOR HOMES OF INDIANA, INC.

Eighth Amendment and Consent of Guarantors

FLEETWOOD MOTOR HOMES OF PENNSYLVANIA, INC.

FLEETWOOD TRAVEL TRAILERS OF CALIFORNIA, INC.

FLEETWOOD TRAVEL TRAILERS OF INDIANA, INC.

FLEETWOOD TRAVEL TRAILERS OF KENTUCKY, INC.

FLEETWOOD TRAVEL TRAILERS OF MARYLAND, INC.

FLEETWOOD TRAVEL TRAILERS OF OHIO, INC.

FLEETWOOD TRAVEL TRAILERS OF OREGON, INC.

FLEETWOOD TRAVEL TRAILERS OF TEXAS, INC.

GOLD SHIELD, INC.

GOLD SHIELD OF INDIANA, INC.

HAUSER LAKE LUMBER OPERATION, INC.

CONTINENTAL LUMBER PRODUCTS, INC.

FLEETWOOD GENERAL PARTNER OF TEXAS, INC.

FLEETWOOD HOMES INVESTMENT, INC.

	By:	/s/ Andrew M. Griffiths
	Name:	Andrew M. Griffiths
	Title:	Chief Financial Officer

GUARANTOR	FLEETWOOD ENTERPRISES, INC., as the Guarantor

	By:	/s/ Andrew M. Griffiths
	Name:	Andrew M. Griffiths
	Title:	Chief Financial Officer

IN WITNESS WHEREOF, each of the undersigned has duly executed this Amendment as of the date set forth above.

BANK OF AMERICA, N.A., as the Agent and as a Lender

By:	/s/ Todd Eggertsen
Name:	Todd Eggertsen
Title:	Vice President

WELLS FARGO FOOTHILL, INC., fka FOOTHILL CAPITAL CORPORATION, as a Lender

By:	/s/ Juan Barrera
Name:	Juan Barrera
Title:	Vice President

TEXTRON FINANCIAL CORPORATION, as a Lender

By:
Name:
Title:

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:
Name:
Title:

WACHOVIA CAPITAL FINANCE CORPORATION (WESTERN), as a Lender

By:
Name:
Title:

CONSENT OF GUARANTORS

Each of the undersigned is a Guarantor of the Obligations of the Borrowers under the Credit Agreement and hereby (a) consents to the foregoing Amendment, (b) acknowledges that notwithstanding the execution and delivery of the foregoing Amendment, the obligations of each of the undersigned Guarantors are not impaired or affected and the Guaranties continue in full force and effect, and (c) ratifies its Guaranty and each of the Loan Documents to which it is a party.

IN WITNESS WHEREOF, each of the undersigned has executed and delivered this CONSENT OF GUARANTORS as of the 21st day of October, 2008.

GUARANTORS	FLEETWOOD ENTERPRISES, INC.
FLEETWOOD CANADA LTD.
FLEETWOOD INTERNATIONAL INC.

	By:	/s/ Andrew M. Griffiths
	Name:	Andrew M. Griffiths
	Title:	Chief Financial Officer